Exhibit 99.3

Leasing Market Overview Mary Ann Tighe CEO, NY Tri-State Region

Leasing Market Overview New York Shanghai Sydney London Hong Kong Atlanta Boston Chicago Dallas Los Angeles Washington, D.C. San Francisco

Sydney Market Snapshot

Sydney $57.57 $57.50 Average Asking Rent (US$/SF) 5.0% 8.3% Vacancy -110,000 -1.51 M Net Absorption YTD (SF) 5.0% 5.9% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 51.1 million sq. ft. Market Snapshot

Sydney Signs of recovery Rate of rent decline slows Some tenants taking sublease space off the market to preserve future occupancy options Development pipeline through 2013 totaling 4.4 MSF (+9%) Market Highlights International Leasing Trends

Shanghai Market Snapshot

Shanghai Market Snapshot $43.09 $33.78 Average Asking Rent (US$/SF) 10.2% 15.4% Vacancy +5.35 M +930,000 Net Absorption YTD (SF) 4.2% 4.5% Unemployment 3Q 2008 3Q 2009 Office Inventory (Puxi and Pudong): 88.6 million sq. ft.

 Shanghai Activity continues to pick up on the back of improved expectations Rents continue to decline, but at a moderate rate Landlords offering concessions in current market Excessive supply a concern, with 41.6 MSF (+47%) in pipeline through 2013, including 15.5 MSF (+17%) in next 15 months alone Signs of recovery Market Highlights International Leasing Trends

Hong Kong Market Snapshot

Hong Kong $97.62 $61.46 Average Asking Rent (US$/SF) 7.8% 9.7% Vacancy +2.57 M +330,000 Net Absorption YTD (SF) 3.4% 5.3% Unemployment 3Q 2008 3Q 2009 Core Office Inventory: 63.1 million sq. ft. Market Snapshot

 Hong Kong Rapid decline in office rents has slowed Free rent concessions up from one year ago Development pipeline through 2013 totaling 4.2 MSF (+7%) Signs of recovery Activity continues to pick up on the back of improved expectations Market Highlights International Leasing Trends

London Market Snapshot

London $205 $128 Prime Rent (US$/SF) 4.2% 7.2% Vacancy +240,000 +330,000 Net Absorption YTD (SF) 7.5% 8.7% Unemployment 3Q 2008 3Q 2009 Core Office Inventory: 215.9 million sq. ft. Market Snapshot

 London Market Highlights Large deals down significantly from 2008 Flight to quality fueling leasing activity Largest declines in prime rents appear to be over Development pipeline through 2011 totals 11.9 MSF (+6%), with an additional 4.2 MSF (+2%) in pipeline through 2013 Signs of recovery Activity continues to pick up on the back of improved expectations Rapid decline in office rents has slowed International Leasing Trends

 International Summary Signs of recovery Activity continues to pick up on the back of improved expectations Rapid decline in office rents has slowed Large deals down significantly from 2008 Active construction pipeline International Leasing Trends

Atlanta Market Snapshot

Atlanta $23.63 $22.16 Average Asking Rent (US$/SF) 19.9% 22.5% Vacancy -140,000 -3,000 Net Absorption YTD (SF) 6.7% 10.5% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 46.7 million sq. ft. Market Snapshot

 Atlanta Landlord financials under greater scrutiny New inventory totaling 8.8 MSF (+23%) added this decade, including 1.1 MSF in Q3 2009; an additional 1.6 MSF (+3%) in pipeline through Q1 2010 Lack of job growth to exacerbate supply concerns Nothing in pipeline after Q1 2010 deliveries Market Highlights U.S. Leasing Trends

Boston Market Snapshot

Boston $55.68 $43.92 Average Asking Rent (US$/SF) 6.6% 9.5% Vacancy +260,000 -1.72 M Net Absorption YTD (SF) 5.5% 8.8% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 71.1 million sq. ft. Market Snapshot

 Boston Spike in CBD Class A negative absorption corrected itself Asking rents in top buildings down 25% from a year ago After rapid increase in sublease space, last six months relatively flat High-tech, consulting and law firms powering the market 7.8 MSF (+12%) of new development added to market this decade; additional 1.3 MSF (+2%) in pipeline through 2013 Market Highlights U.S. Leasing Trends Landlord financials under greater scrutiny

Chicago Market Snapshot

Chicago $33.02 $32.24 Average Asking Rent (US$/SF) 12.0% 15.5% Vacancy +500,000 -620,000 Net Absorption YTD (SF) 7.2% 11.3% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 122.9 million sq. ft. Market Snapshot

 Chicago U.S. Leasing Trends Negative absorption to continue through year-end on weak demand Velocity of sublease space beginning to slow 14 MSF (+13%) built so far this decade, 1.9 MSF (+2%) of new inventory in near-term pipeline Unlikely that additional buildings will break ground Landlord financials under greater scrutiny Sublease space flat or declining Market Highlights

Dallas Market Snapshot

Dallas $19.12 $18.75 Average Asking Rent (US$/SF) 25.5% 26.6% Vacancy +270,000 +100,000 Net Absorption YTD (SF) 5.8% 8.7% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 27.9 million sq. ft. Market Snapshot

 Dallas Market Highlights U.S. Leasing Trends Higher concession packages, more short-term deals In the competitive Class A environment, tenants relocating in pursuit of amenities or other advantages Construction pipeline now at one of the lowest points since 2004; effectively nothing in pipeline through 2013 Landlord financials under greater scrutiny Sublease space flat or declining Pace of new development slowing/stopping

Los Angeles Market Snapshot

Los Angeles $34.08 $34.20 Average Asking Rent (US$/SF) 13.1% 15.6% Vacancy +170,000 -220,000 Net Absorption YTD (SF) 9.4% 14.0% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 31.1 million sq. ft. Market Snapshot

Los Angeles Market Highlights U.S. Leasing Trends Tenants reluctant to commit to relocations Concessions setting new benchmarks Stable inventory with no new construction and limited sublease space on the market Development pipeline through 2013 is zero Landlord financials under greater scrutiny Sublease space flat or declining Pace of new development slowing/stopping Concessions at all-time highs

San Francisco Market Snapshot

San Francisco $41.41 $31.27 Average Asking Rent (US$/SF) 10.4% 15.0% Vacancy -700,000 -1.97 M Net Absorption YTD (SF) 5.9% 10.1% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 76.5 million sq. ft. Market Snapshot

San Francisco Market Highlights U.S. Leasing Trends Activity being driven by lower asking rates and opportunities to upgrade space Activity beginning to pick up due to pent-up tenant demand Technology re-emerging as a dominant player in the market; life sciences also a bright spot More excess space to be shed in the marketplace Development pipeline stands at 210,000 SF (+0.3%) through 2013 Landlord financials under greater scrutiny Sublease space flat or declining Pace of new development slowing/stopping Concessions at all-time highs Tenants reluctant to commit to relocations, doing short-term renewals

Washington, D.C. Market Snapshot

Washington, D.C. $52.47 $48.16 Average Asking Rent (US$/SF) 7.1% 11.2% Vacancy +470,000 -200,000 Net Absorption YTD (SF) 7.4% 11.4% Unemployment 3Q 2008 3Q 2009 CBD Office Inventory: 120 million sq. ft. Market Snapshot

 Market Highlights U.S. Leasing Trends Washington, D.C. Private-sector demand limited; Federal government and defense contractors fueling demand Opportunity to upgrade space Sublease space more than doubled in past year Record levels of new supply added to market, with 29.2 MSF (+32%) added this decade; 5.1 MSF (+4%) additional in pipeline Landlord financials under greater scrutiny Sublease space flat or declining Pace of new development slowing/stopping Concessions at all-time highs Tenants reluctant to commit to relocations, doing short-term renewals Activity beginning to pick up due to pent-up tenant demand

New York Market Snapshot

New York $70.72 $50.78 Average Asking Rent (US$/SF) 6.1% 9.3% Vacancy -5.85 M -11.35 M Net Absorption YTD (SF) 6.0% 10.3% Unemployment 3Q 2008 3Q 2009 Manhattan Office Inventory: 366.5 million sq. ft. Market Snapshot

Average Asking Rents Down Over 30%, Midtown Fastest Correction on Record $ / RSF * MT rents do not include Penn Station submarket for historical comparison 4 years / -28.9% 7 years / +295.5% 4 years / -23.4% 7 years / +118.2% 4 years / -24.5% 3 years / +76.3% 1 year 2 months -33.5% (1) Peak rent was $87.88 in July 2008 (1) $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $80 $85 $90 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 11/1/2009

 Landlord financials under greater scrutiny Sublease space flat or declining Pace of new development slowing/stopping Concessions at all-time highs Tenants reluctant to commit to relocations, doing short-term renewals Activity beginning to pick up due to pent-up tenant demand Opportunity to upgrade space Fastest rent correction on record U.S. Leasing Trends U.S. Summary Price discovery largely done for leasing; sufficient velocity returned to market